UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2025

___________________________

CNS Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

___________________________

Nevada	001-39126	82-2318545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 West Loop South, Suite 900

Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 946-9185

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CNSP	The NASDAQ Stock Market LLC

Item 3.03.	Material Modifications of Rights of Security Holders.

At the CNS Pharmaceuticals, Inc. (the “Company”) special meeting of stockholders held on November 26, 2024, the stockholders of the Company approved a proposal granting the Company’s board of directors the authority to effect the reverse stock split at a ratio in the range of 1-for-2 to 1-for-50, with such ratio to be determined in the discretion of the Company’s board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by the Company’s board of directors in its sole discretion.

Pursuant to such authority granted by the Company’s stockholders, the Company’s board of directors approved a one-for-fifty (1:50) reverse stock split (the “Reverse Stock Split”) of the Company’s common stock as of February 21, 2025 (the “Effective Time”), such that, at the Effective Time, every fifty shares of the Company’s issued and outstanding common stock will automatically be combined into one issued and outstanding share of common stock, without any change in par value per share, which will remain $0.001.

As a result of the Reverse Stock Split, the number of shares of common stock outstanding will be reduced from approximately 136.93 million shares as of February 20, 2025 to approximately 2.74 million shares, and the number of authorized shares of common stock will remain at 300 million shares. As a result of the Reverse Stock Split, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all outstanding stock options, restricted stock unit awards and warrants, which will result in a proportional decrease in the number of shares of the Company’s common stock reserved for issuance upon exercise or vesting of such stock options, restricted stock unit awards and warrants, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants. In addition, the number of shares reserved for issuance under the Company’s equity compensation plan immediately prior to the Effective Time will be reduced proportionately.

No fractional shares will be issued as a result of the Reverse Stock Split. Stockholders of record who would otherwise be entitled to receive a cash payment in lieu of such fractional share. The cash payment to be paid will be equal to the fraction of a share to which such holder would otherwise be entitled multiplied by the closing price per share of common stock on the date of the effective time of the reverse stock split, as reported by Nasdaq (as adjusted to give effect to the Reverse Stock Split).

The Company’s common stock began trading on a Reverse Stock Split-adjusted basis on The Nasdaq Capital Market at the open of the markets on February 21, 2025. The trading symbol for the common stock will remain “CNSP.” The Company’s post-Reverse Stock Split common stock has a new CUSIP number (CUSIP No. 18978H409), but the par value and other terms of the common stock are not affected by the Reverse Stock Split.

Item 8.01.	Other Events.

On February 19, 2025, the Company issued a press release to announce the Reverse Stock Split. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

The table below sets forth the impact of the Reverse Stock Split on the Company’s net loss per common share – basic and diluted; weighted average common shares outstanding – basic and diluted; and shares issued and outstanding, for the years ended December 31, 2023 and 2022; the three months ended March 31, 2024 and 2023; the six months ended June 30, 2024 and 2023; and the nine months ended September 30, 2024 and 2023:

	PRE-SPLIT		POST-SPLIT
	12 Months Ended		12 Months Ended
	Dec 31, 2023	Dec 31, 2022	Dec 31, 2023	Dec 31, 2022
Net Loss	$(18,851,226)	$(15,274,134)	$(18,851,226)	$(15,274,134)

Shares Outstanding
Basic	75,348	27,235	1,507	545
Diluted	75,348	27,235	1,507	545

Loss per Share
Basic	$(250.19)	$(560.83)	$(12,509.11)	$(28,025.93)
Diluted	$(250.19)	$(560.83)	$(12,509.11)	$(28,025.93)

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	PRE-SPLIT		POST-SPLIT
	3 Months Ended		3 Months Ended
	Mar 31, 2024	Mar 31, 2023	Mar 31, 2024	Mar 31, 2023
Net Loss	$(3,544,748)	$(4,931,947)	$(3,544,748)	$(4,931,947)

Shares Outstanding
Basic	174,254	38,130	3,486	763
Diluted	174,254	38,130	3,486	763

Loss per Share
Basic	$(20.34)	$(129.35)	$(1,016.85)	$(6,463.89)
Diluted	$(20.34)	$(129.35)	$(1,016.85)	$(6,463.89)

	PRE-SPLIT		POST-SPLIT
	3 Months Ended		3 Months Ended
	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023
Net Loss	$(2,530,753)	$(4,021,234)	$(2,530,753)	$(4,021,234)

Shares Outstanding
Basic	376,643	77,547	7,533	1,551
Diluted	376,643	77,547	7,533	1,551

Loss per Share
Basic	$(6.72)	$(51.86)	$(335.96)	$(2,592.67)
Diluted	$(6.72)	$(51.86)	$(335.96)	$(2,592.67)

	PRE-SPLIT		POST-SPLIT
	6 Months Ended		6 Months Ended
	Jun 30, 2024	Jun 30, 2023	Jun 30, 2024	Jun 30, 2023
Net Loss	$(6,075,501)	$(8,953,181)	$(6,075,501)	$(8,953,181)

Shares Outstanding
Basic	275,113	57,874	5,503	1,158
Diluted	275,113	57,874	5,503	1,158

Loss per Share
Basic	$(22.08)	$(154.70)	$(1,104.03)	$(7,731.59)
Diluted	$(22.08)	$(154.70)	$(1,104.03)	$(7,731.59)

	PRE-SPLIT		POST-SPLIT
	3 Months Ended		3 Months Ended
	Sep 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023
Net Loss	$(5,605,934)	$(4,522,795)	$(5,605,934)	$(4,522,795)

Shares Outstanding
Basic	22,180,874	83,542	443,618	1,671
Diluted	22,180,874	83,542	443,618	1,671

Loss per Share
Basic	$(0.25)	$(54.14)	$(12.64)	$(2,706.64)
Diluted	$(0.25)	$(54.14)	$(12.64)	$(2,706.64)

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	PRE-SPLIT		POST-SPLIT
	9 Months Ended		9 Months Ended
	Sep 30, 2024	Sep 30, 2023	Sep 30, 2024	Sep 30, 2023
Net Loss	$(11,681,435)	$(13,475,976)	$(11,681,435)	$(13,475,976)

Shares Outstanding
Basic	7,581,312	66,553	151,627	1,332
Diluted	7,581,312	66,553	151,627	1,332

Loss per Share
Basic	$(1.54)	$(202.48)	$(77.04)	$(10,117.10)
Diluted	$(1.54)	$(202.48)	$(77.04)	$(10,117.10)

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press release dated February 19, 2025
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNS Pharmaceuticals, Inc.

	By:	/s/ Chris Downs
Chris Downs
Chief Financial Officer

Dated: February 21, 2025

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